UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 21, 2017 (July 19, 2017)

Asia Equity Exchange Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-192272	46-3366428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2603, 26/F, COFCO Tower

262 Gloucester Road, Causeway Bay, Hong Kong

(Address of Principal Executive Offices)

+852-2845 2281

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The terms “we,” “our” and similar or derivative terms in this Current Report on Form 8-K refer to Asia Equity Exchange Group, Inc. (the “Company”) and its consolidated subsidiaries, except where the context otherwise requires.

Restatement of Previously Issued Consolidated Financial Statements

On November 17, 2017, our Board of Directors, after considering the recommendation of management and discussion with Beijing Yongtuo CPAs (Special general partner) Shenzhen Branch, our independent registered public accounting firm, decided it was necessary to restate our previously issued consolidated financial statements for the fiscal year ended December 31, 2016 and the quarterly periods ended March 31, 2017 and June 30, 2017. We are stating our previously issued consolidated financial statements due to the fact that we discovered that we had incorrectly accounted for goodwill arising from reverse acquisition of a public shell corporation as an asset instead of charging it to the capital deficiency account in accordance with the United States generally accepted accounting principles.

The following table illustrates the correction as it is associated with certain line items in the financial statements:

	As of December 31, 2016
	As reported	As restated
ASSETS
Goodwill	$1,189,921	$-

STOCKHOLDERS’ DEFICIT
Capital Deficiency	$(23,713)	$(1,213,634)

The Company determined that the error of adopting an incorrect accounting policy for goodwill was material to financial statements for the fiscal year ended December 31, 2016 and the quarterly periods ended March 31, 2017 and June 30, 2017, which therefore required restatement. Accordingly, our previously issued consolidated financial statements for these periods should no longer be relied upon, and we will amend our December 31, 2016 Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2017 and June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA EQUITY EXCHANGE GROUP, INC.
Date: November 17, 2017
	By:	/s/ Xiangyu Wang
	Name:	Xaingyu Wang
	Title:	Chief Executive Officer